SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      July 20, 1999


WMC Secured Assets Corp.
(Exact name of registrant as specified in its charter)


          United States                      333-59687           95-4683489
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


6320 Canoga Avenue
Woodland Hills, California                                         91367
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (818) 592-2610
Item 5. Other Events

        On July 20, 1999 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated July 20, 1999.
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.

        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                     Date:
                     Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated July 20, 1999


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      20-Jul-99

DISTRIBUTION SUMMARY
                                  Pass
        Beginning                 Through              Remaining
Class   Balance      Principal    Rate      Interest   Balance
A-1     306323618.16  22045810.70   5.08375%1254469.67 284277807.46
A-2     232000000.00         0.00   5.24375% 979998.61 232000000.00
M-1      64000000.00         0.00   5.36375% 276531.11 64000000.00

M-2      56000000.00         0.00   5.67375% 255949.17 56000000.00
B        48000000.00         0.00   6.32375% 244518.33 48000000.00
C *     706323618.16         0.00   3.86922%      0.00 684277807.46
A-IO *   80000000.00         0.00   5.50000% 366666.67 80000000.00
R III           0.00         0.00   0.00000%      0.00        0.00
TOTAL:  706323618.16  22045810.70           3378133.56 684277807.46

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                     706323618.16
* Class A-IO Interest and Pass-Through Rate is based on a Notional Balance of:


AMOUNTS PER $1,000 UNIT

                     Beginning                         Remaining
Class   Cusip        Balance      Principal Interest   Balance
A-1     92928SAE4       765.80905 55.114527 3.13617418 710.6945187
A-2     92928SAF1      1000.00000  0.000000 4.22413194 1000.0000000
M-1     92928SAH7      1000.00000  0.000000 4.32079859 1000.0000000
M-2     92928SAJ3      1000.00000  0.000000 4.57052089 1000.0000000
B       92928SAK0      1000.00000  0.000000 5.09413188 1000.0000000
C       NA              882.90452  0.000000 0.00000000 855.3472593
A-IO    92928SAG8      1000.00000  0.000000 4.58333338 1000.0000000



PRINCIPAL DISTRIBUTION BREAKDOWN
        Monthly                             Overcollateralization
        Principal                           Increase
Class   Received     Prepayments  Liquidatio(Reduction)      Total
A-1        254069.71  19255667.99      0.00 2536073.00 22045810.70
A-2             0.00         0.00      0.00       0.00        0.00
M-1             0.00         0.00      0.00       0.00        0.00
M-2             0.00         0.00      0.00       0.00        0.00
B               0.00         0.00      0.00       0.00        0.00

                                            LIBOR:        5.023750%

SEC. 4.03 (iv)
Number of Mortgage Loans outstanding at the
beginning of the Due Period                                    7168
Number of Mortgage Loans outstanding at the
end of the Due Period                                          6999
Pool Principal Balance (Beginning of Due Period)        726602802.2
Pool Principal Balance (End of Due Period)              707145183.3


SEC. 4.03 (vi), (vii)
        Delinquency Information
                     Count        Balance
        30-59 Days             15915694019.9
        60-89 Days              211914495.07
        90+ Days                 7597573.46
        * Excludes Bankruptcies, Foreclosures, and REOs.
                                            Number     Balance
        Loans in Foreclosure (LIF):                762 72434506.57
        Newly Commenced LIF:                       104 10030130.40
        Loans in Bankruptcy                        239 19965009.18
        REO's                                       85  6746367.20

SEC. 4.03  (viii)
        Aggregate Unpaid Interest Shortfall

                     Class A-1         0.00
                     Class M-1         0.00
                     Class M-2         0.00
                     Class B           0.00
                     Class C      25196795.2
                     Class A-IO        0.00
                     Total        25196795.2

SEC. 4.03  (ix)
Required Overcollateralization Amount                  30800000.00
Overcollateralization Amount as of end of the period    22867375.88

SEC. 4.03 (x)                               Aggregate Amount of
                     Realized Loss          Realized Losses
                        Amount              since Cut-Off
        Class M-1            0.00                 0.00
        Class M-2            0.00                 0.00
        Class B              0.00                 0.00
        Total                0.00                 0.00

SEC. 4.03  (xi)
        Weighted Average Remaining Term to Maturity
        of the Mortgage Loans                               348.18

SEC. 4.03  (xii)
        Weighted Average Net Mortgage Rate                 9.76749%

SEC. 4.03  (xiii)
        Pass through Rate on Class A-1, A-2
        and Subordinate Certificates
                     A-1            5.08375%
                     A-2            5.24375%
                     M-1            5.36375%
                     M-2            5.67375%
                     B              6.32375%
                     C              3.86922%
                     A-IO           5.50000%

        Pass Through Rate on each Component
                                                       Ending
                                            Rate       Balance
                         Component C-A-1       4.07819%284277807.46
                         Component C-A-2       3.91819%232000000.00
                         Component C-M-1       3.79819%64000000.00
                         Component C-M-2       3.48819%56000000.00
                         Component C-B         2.83819%48000000.00
                         Component A-IO-A      1.50000%         NA
                         Component A-IO-B      1.50000%         NA
SEC. 4.03  (xiv)         Component A-IO-C      2.50000%         NA

SEC. 4.03 (xxv)      Senior Enhancement Percentage,
                     as of the end of the period          26.99126%

SEC. 4.03 (xxvi)     Servicing Fee                        307292.44

                     Available Funds Cap Carryover Amount

                     Available Funds Cap    Amount paid from
                     Carryover Amount       Reserve Account
        Class A-1            0.00                 0.00
        Class A-2            0.00                 0.00
        Class M-1            0.00                 0.00
        Class M-2            0.00                 0.00
        Class B              0.00                 0.00
        Total                0.00                 0.00




        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        WMC SECURED ASSETS CORP.
WMC MORTGAGE PASS-THROUGH CERTIFICATES
        SERIES 1998-B

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
                        The First National Bank of Chicago



Dated: July 31, 1999